UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2023

Crown Castle Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-16441	76-0470458
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8020 Katy Freeway, Houston, Texas 77024-1908

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (713) 570-3000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CCI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 1, 2023, Crown Castle Towers LLC (“Issuer Entity”) and certain of its wholly owned subsidiaries entered into an indenture supplement (“Indenture Supplement”) with the Bank of New York Mellon, as indenture trustee, to the Indenture relating to its outstanding Senior Secured Tower Revenue Notes, dated June 1, 2005 (as previously amended and supplemented, “Indenture”), by and among the Issuer Entity, Crown Castle South LLC, Crown Communication LLC, Crown Castle Towers 05 LLC, Crown Castle PR LLC (“Crown PR”), Crown Castle MU LLC, Crown MUPA LLC and The Bank of New York Mellon (as successor to The Bank of New York, as successor to JPMorgan Chase Bank, N.A.), as trustee. The Indenture Supplement and certain related documentation were entered into in connection with the Issuer Entity’s permitted disposition of Crown PR (“Transferred Asset Entity”) to one or more indirect, wholly owned subsidiaries of Crown Castle Inc. pursuant to, and in accordance with, the terms and conditions of the Indenture. The Transferred Asset Entity holds 114 towers and remains an indirect, wholly owned subsidiary of Crown Castle Inc. following the disposition. Pursuant to the terms of the Indenture Supplement and certain related documentation, the Transferred Asset Entity was released as an obligor and party (and all liens on the collateral related to the Transferred Asset Entity were released) under the Indenture, the Senior Secured Tower Revenue Notes issued thereunder and certain agreements executed in connection with the Indenture, including the related management agreement, cash management agreement and pledge and security agreement.

For a complete description of the terms and conditions of the Indenture Supplement, please refer to the Indenture Supplement filed as Exhibit 4.1 hereto and which is incorporated herein by reference.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description

4.1	Indenture Supplement, dated December 1, 2023, by and among Crown Castle Towers LLC, Crown Castle South LLC, Crown Communication LLC, Crown Castle Towers 05 LLC, Crown Castle PR LLC, Crown Castle MU LLC, Crown Castle MUPA LLC and The Bank of New York Mellon (as successor to The Bank of New York, as successor to JPMorgan Chase Bank, N.A.), as trustee.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN CASTLE INC.

By:	/s/ Edward B. Adams, Jr.
Name:	Edward B. Adams, Jr.
Title:	Executive Vice President and General Counsel

Date: December 1, 2023